Fees Summary	Sep. 16, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 250,000,000
Previously Paid Amount	35,670.49
Total Fee Amount	36,900
Total Offset Amount	0
Net Fee	$ 1,229.51